Ongoing Phase 1/2a to Establish Broad Therapeutic Window for Bamzireotide Navoxetan

Investor Call
ESMO 2026 Presentation

Bamzireotide navoxetan : Phase 1/2a data update
(^{212}Pb VMT-α-NET)

October 23, 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's preclinical and clinical development plans and the expected timing thereof, including the design, initiation, enrollment and timing of a potential registrational Phase 3 trial of [^{212}Pb]VMT-α-NET; [^{212}Pb]VMT-α-NET's potential best-in-class profile; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, meetings, submissions and approvals, including a planned End-of-Phase 2 meeting with the FDA; expectations regarding the potential market opportunities for the Company's product candidates; the Company's expected cash runway; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not agree with the Company's proposed Phase 3 dose and regimen, patient population, imaging-based selection criteria, control arm or statistical design, or may require additional data before a registrational trial may be initiated; the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the Company's ability to obtain additional funding to support its clinical development programs; the availability of alternative treatments; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; whether the Company can maintain its therapeutic isotope supply; the Company's ability to maintain and enforce its intellectual property rights; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the "SEC"), and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Phase 1/2a data in this presentation are interim, investigator-assessed and subject to change. Analyses of GEP-NET patients with SSTR2 expression in all target lesions are retrospective and exploratory and may not be predictive of future results. No head-to-head studies have been conducted between [^{212}Pb]VMT-α-NET and other products; cross-trial comparisons should be interpreted with caution.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

PERSPECTIVE THERAPEUTICS

Next Opportunity is for Deeper and More Durable Disease Control

WHERE PATIENTS ARE TODAY

1L SSA backbone

Octreotide / lanreotide

↓ PROGRESSION

Post-SSA options

Lutathera • Everolimus • Sunitinib (pNET) • Cabozantinib • non-approved (e.g. CAPTEM)

Treatment selection and sequencing vary by tumor origin, biology and disease pattern

NETTER-1: THE REGISTRABLE BENCHMARK

PFS was the primary endpoint

~60%[1]
PFS at 20 mo in U.S. label

HR 0.21
vs high-dose octreotide

13% **ORR in U.S. label**
Strong disease control, but objective shrinkage remains uncommon.

Population	Progressive, well-differentiated SSTR+ midgut NET
Safety watch	Marrow, renal and long-term MDS/leukemia risk

NETTER-1 proved that PRRT can change the natural history of disease

VMT-α-NET: BEST IN CLASS PROFILE[4]

Strong data in GEP-NET patients

1. **Robust Tumor Response[2,3]**
   37% ORR (C2); 47% ORR (C3)

↓

2. **Durable Disease Response[3]**
   72% Progression Free Survival at 18 months across cohorts 1, 2, and 3

↓

3. **Low grade incidence of adverse events**
   0 DLTs or Gr 4,5 TEAEs
   Benign kidney toxicity profile

[1]The approximately 60% PFS estimate at 20 months reflects a visual reading of the displayed NETTER-1 Kaplan–Meier curve. This rounded approximation is subject to graph-reading error and does not represent a reanalysis of patient-level data. The underlying Kaplan–Meier estimate accounts for censoring and should not be interpreted as a simple percentage of enrolled patients. U.S. Food and Drug Administration. LUTATHERA (lutetium Lu 177 dotatate) injection (prescribing information). 2024. Available from: https://www.accessdata.fda.gov/drugsatfda_docs/label/2024/208700Orig1s032lbl.pdf. Accessed October 20, 2026.
[2]ORR by investigator per RECIST v1.1. Retrospective subgroup of GEP-NET patients with SSTR2 expression in all target lesions in Study VMT-α-NET-T101 (NCT05636618). VMT-α-NET data in this presentation reflects DCO of 10 Sep 2026 to incorporate 2 additional uPRs reported after the 02 Sep 2026 DCO. [3]Among patients who received at least one treatment. [4]For class overview and sources, see slide "Radioligand Therapy Trials in SSTR2+ GEP-NETs".
DLT, dose-limiting toxicity; PFS, progression-free survival; TEAE, treatment-emergent adverse event, occurring during the TEAE Window: First [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.

SSTR2+ GEP-NETs: Compelling Data Addressing a Significant Unmet Need

~250K | ~12K

People living with NETs in the U.S.[1]
And newly diagnosed annual in the U.S.[2]

90%

of GEP-NETs express SSTR2[3]

37% - 47%

ORR in GEP-NET patients with SSTR2 in all target lesions[4]

72%

Progression Free Survival at 18 months across cohorts 1, 2, and 3[4]

Room for a Next-Generation Alpha RLT

- ^{212}Pb alpha payload: high-energy, short-range radiation with ~80% of dose delivered within 24 hours
- Favorable risk / benefit profile displayed with VMT-α-NET in ongoing Phase 1/2 study
- Moving towards Phase 3 in 2027

[1]Dasari A et al. JAMA Netw Open 2025;8:e2515798. [2]Wu P et al. Endocr Connect 2023;12:e230331. [3]Maratta MG et al. Cancers 2025;17:1937.
[4]VMT-α-NET data reflects DCO of 10 Sep 2026 to incorporate 2 additional uPRs reported after the 02 Sep 2026 DCO. Among patients who received at least one treatment.
For class overview and sources, see slide "Radioligand Therapy Trials in SSTR2+ GEP-NETs".
ORR=Objective Response Rate; PFS: Progression Free Survival

PERSPECTIVE THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window for Bamzireotide Navoxetan

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients


Cohort 1
2.5 mCi x 4
n = 2
Cohort 2
5.0 mCi x 4
n = 46
Cohort 3
6.0 mCi x 4
n = 20
Cohort 4
Frontloading 6/5/5/4 mCi
n = 20
Enrolling
Tumors assesed by RECIST criteria

For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618.

ESMO 2026 Analysis: Compelling Profile Across Doses

Best overall response by cohort

	Cohort 1 n=2 (%)	Cohort 2 n=46 (%)	Cohort 3 n=20 (%)*
Disease control	**2** (100)	**41** (89.1)	**19** (95.0)
ORR	0	**15** (32.6)	**10** (50.0)
Confirmed PR	0	14 (30.4)	6 (30.0)
Unconfirmed PR	0	1 (2.2)	4 (20.0)
Stable disease	2 (100)	26 (56.5)	9 (45.0)
Progressive disease	0	5 (10.9)	1 (5.0)
ORR GEP-NET SSTR2+	0/2 (0.0)	**14/38** (36.8)	**8/17** (47.1)

Disease control = CR/PR/SD.

**Two additional uPRs reported between 02 Sep and 10 Sep 2026, for a total of 4 uPRs and an ORR of 50% (30% confirmed) for Cohort 3*

Time on study and response


Patient No.
Ongoing
Stable Disease
Partial Response
Progressive Disease
Death
0
20
40
60
80
100
Dose Level
Cohort 1
Cohort 2
Cohort 3

Safety Overview

Safety Analysis Set	Cohort 2 n=46 (%)	Cohort 3 n=20 (%)
Subjects with ≥1 TEAE	*45 (97.8)*	*20 (100)*
Alopecia	*32 (69.6)*	*12 (60.0)*
Fatigue	*30 (65.2)*	*12 (60.0)*
Nausea	*26 (56.5)*	*18 (90.0)*
Diarrhoea	*20 (43.5)*	*7 (35.0)*
Abdominal pain	*11 (23.9)*	*4 (20.0)*
Lymphocyte count ↓	*11 (23.9)*	*2 (10.0)*
Hypertension	*10 (21.7)*	*3 (15.0)*
Headache	*8 (17.4)*	*1 (5.0)*
Dizziness	*8 (17.4)*	*2 (10.0)*
Anemia	*8 (17.4)*	*1 (5.0)*
Back pain	*8 (17.4)*	*3 (15.0)*
Constipation	*7 (15.2)*	*4 (20.0)*
TEAE Grade 3	*14 (30.4)*	*5 (25.0)**
TEAE Grade 4 or 5	*0*	*0*
Dysphagia	*0*	*0*

*Several subjects had >1 event. Cohort 3: lymphocyte count decreased, HTN, ALT increased, GGT increased, influenza-like illness, nausea and upper GI haemorrhage (N=1 each).
Interim safety summaries may differ due to database cleaning and investigator adjudication.

All data reflects DCO of 10 Sep 2026 to incorporate 2 additional uPRs reported after the 02 Sep 2026 DCO.
TEAE: Treatment Emergent Adverse Event, occurring in the TEAE window: first [^{212}Pb]VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.
AE, adverse event; ALT, alanine aminotransferase; GGT, gamma-glutamyl transferase; GI, gastrointestinal; HTN, hypertension; TEAE, treatment-emergent adverse event.

PERSPECTIVE THERAPEUTICS

ESMO 2026 Analysis: Compelling Profile Across Doses

Kaplan-Meier estimate of PFS


1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Survival Probability
Cohort 1 (N=2)
Cohort 2 (N=46)
Cohort 3 (N=20)
2 2 2 2 2
46 40 33 23 6
20 16 7 0
At Risk
0 5 10 15 20
Time from Treatment Start (Months)

Curves are truncated at 20 months, where few patients remain at risk (Cohort 1, n=2; Cohort 2, n=6). One Cohort 2 PFS event occurred after 20 months.

Landmark PFS rate, % (95% CI)

	Cohort 1 (N=2)	Cohort 2 (N=46)	Cohort 3 (N=20)	Cohorts 1–3 (N=68)
6 months	100	82.6 *(68.2–90.9)*	89.1 *(62.7–97.2)*	**85.7 *(74.9–92.0)***
12 months	100	71.2 *(55.7–82.2)*	76.3 *(38.2–92.7)‡*	**74.2 *(61.1–83.5)***
18 months	100	68.9 *(53.1–80.3)*	NE	**71.9 *(58.3–81.8)***
At risk, 6 / 12 / 18 mo	2 / 2 / 2	38 / 30 / 13	12 / 1 / 0	52 / 33 / 15
PFS events, n (%)	0	15 *(32.6)*	3 *(15.0)*	18 *(26.5)*

‡1 patient at risk at 12 months. NE, not estimable (no patient at risk).

Investigator-assessed RECIST v1.1; Cohort 3 is preliminary dose-exploration data and is shown separately in the landmark table.
CI, confidence interval; NE, not estimable; PFS, progression-free survival; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1.

PERSPECTIVE THERAPEUTICS

Higher Responses Observed in Cohort 3 Relative to Cohort 2 at Early Assessments

ORR and disease control by cohort, ITT (%)


89%
95%
33%
50%*
Cohort 2 · 5.0 mCi × 4 (n=46)
Cohort 3 · 6.0 mCi × 4 (n=20)
Objective response rate
Disease control rate

*Represents DCO 10 Sep 2026 (includes 2 PRs after the 02 Sep 2026 DCO, i.e., 10/20 vs 8/20).

Cohort 3: Percent change from baseline in target lesions over time


50
25
0
-25
-50
-75
Percent Change from Baseline (%)
0
20
40
60
80
100
Study Week
GEP-NET SSTR2+¹
Other
Initial Response²
PR

[1] GEP-NET, SSTR2+ in all target lesions. [2]Unconfirmed PR, confirmatory scan pending
Represents DCO 10 Sep 2026 (includes 2 PRs after the 02 Sep 2026 DCO, i.e., 10/20 vs 8/20).
Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively.
PD, progressive disease; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease.

Investigator-assessed RECIST v1.1. Cohort 3 follow-up is shorter than Cohort 2.

PERSPECTIVE THERAPEUTICS

Safety Profile Remains Favorable

Most common TEAEs (≥15%), % of patients


Alopecia
Nausea
Fatigue
Diarrhoea
Abdominal pain
Lymphocyte count decreased
Hypertension
Constipation
Back pain
Anaemia
0%
20%
40%
60%
80%
Grade 3
Grade 2
Grade 1

Safety analysis set: Cohorts 1–3 (N = 68)

- No DLTs
- No TEAEs leading to treatment discontinuation
- Low incidence of high grade TEAEs, all Grade 3
- No dysphagia
- No treatment-related TE-SAEs
- No clinically significant myelosuppression

All treated patients in cohort 1 to 3 (n = 68), data cut-off 10 Sep 2026. Maximum grade per patient and term. DLT, dose-limiting toxicity; SAE, serious adverse event; TEAE, treatment-emergent adverse event. SAEs and TEAs reported, as per protocol, occurring during the TEAE Window: First $[^{212}Pb]$VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier, unless otherwise noted.

PERSPECTIVE THERAPEUTICS

Continued Favorable Renal Profile

Renal Safety Profile

2 patients with Grade 3 AEs (2.9%)

- Both acute kidney injury
- 1 unlikely related, 1 possibly related, by investigator assessment
- 1 resolved, 1 ongoing


5
4
3
2
1
0
Creatinine (mg/dL)
-10
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
Weeks after first treatment

PERSPECTIVE THERAPEUTICS

Upcoming Milestones and Financial Position

Program	Late 2026	2027
Bamzireotide navoxetan *(VMT-α-NET)* SSTR2 · NETs	NANETS 2026 data; EMA protocol assistance; ≥18 and ≥24-month Cohort 2 follow-up	Dosimetry and Cohort 4 data; EOP2 meeting; Phase 3 initiation
Lapemelanotide zapixetan *(VMT01)* MC1R · melanoma	Phase 1/2a dose-escalation data, monotherapy and nivolumab combination	Phase 2a data in monotherapy expansion
PSV359 FAP-α · solid tumors	Cohort 3 dosing ongoing	Initial Phase 1/2a data
PSV594 CCK2R · solid tumors	Additional human imaging IND enabling activities ongoing	Initiate therapeutic dosing

~$237M
cash, cash equivalents and short-term investments as of June 30, 2026

Runway into late 2027

~114.0M shares outstanding
~20.6M warrants and options

Cash position and shares, warrants and options outstanding as of 30 June 2026, and runway per the Company's Q2 2026 Form 10-Q (filed 10 Aug 2026). Milestone timing reflects current expectations.

Q & A

NYSE AMERICAN: CATX

Appendix

Radioligand Therapy Trials in SSTR2+ GEP-NETs

	^{177}Lu-DOTATATE	^{177}Lu-edotreotide	^{212}Pb-DOTAMTATE	^{225}Ac-DOTATATE	^{212}Pb-bamzireotide navoxetan
Study	NETTER-1[1],[2] · Randomized 2:1 vs high-dose octreotide · N=229	COMPETE[6] · Randomized 2:1 vs everolimus · N=309	Phase II[7] · Single arm · N=35	ACTION-1 Phase Ib[8] · Single arm · N=17	T101 Phase 1/2a[9], Cohort 1-3[10], N=68
Status	Supported registration	CRL August 2026	No subsequent study initiated	Phase III portion ongoing	NA
Dose (administered)	200 mCi × 4 q8w	200 mCi × 4 q3mo	67.6 µCi/kg × 4 q8w	3.2 µCi/kg × 4 q8w	2.5, 5.0, 6.0 mCi x 4 q8w
Prior PRRT	0%	0%	0%	100%	0%
Histology (G1/G2/G3)	G1 66% / G2 35% / 0%	G1 21–28% / G2 72–79% / G3 0%	G1 23% / G2 66% / Other 11%	G1 47% / G2 53% / G3 0	G1 22% / G2 65% / G3 13%
Median PFS	28.4 vs 8.5 months[3]	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI 12–NE)	72% at 18 months
ORR	13% vs 4%	21.9% vs 4.2%	60%	29.4% confirmed	33%, 50% (C2, C3, n=66)
Grade ≥3	Not explicitly stated	TEAE: 48%	TEAE 54%	TEAE 53%	TEAE: G3 29%
Any Grade AEs → treatment discontinuations	13% (per label) 4 due to hematologic toxicity 5 due to renal related event	6%	3%	0%	0%
Any Grade AEs → treatment modification or interruptions	6% dose reduction	11%	Not disclosed	24%	1 interruption, 1 reduction
Renal (All / G ≥ 3) (*Timeframe beyond treatment period)	Renal failure: 13% / 3% *G≥3 nephrotoxicity AE: 5%	*Renal & urinary disorders 15% / 1%	*Renal events: 37% / 17% *Creatinine ↑: 9% / 3%	Creatinine clearance decreased 35% / 12%	*Renal G3: 3%
Heme (All / G ≥ 3) (*Timeframe beyond treatment period)	Lymphopenia: 90% / 44% Anaemia: 81% / 0% Leukopenia: 55/% 2% Thrombocytopenia: 53% / 1% Neutropenia: 26% / 3%	*Lymphopenia: 18% / 6% *Anaemia: 16% / 5% *Thrombocytopenia: 15% / 1% *Neutropenia: 7% / 2% MDS: 1 case	Lymphopenia: 31% /26%	Lymphocyte count ↓: 35% / 18% Anemia: 59% / 18%	Lymphocyte count ↓: 22%/7% Anaemia: 16%/ 0%
Other			Dysphagia treated with Botox injection or minimally invasive surgery		NA

[1]LUTATHERA® USPI; [2]Strosberg J et al. NEJM 2017; [3]NANETS 2021; [4]Singh S et al. Lancet 2024; [5]EMA assessment report; [6]Lancet 2026 (COMPETE); [7]ESMO 2025; [8]ASCO 2024; [9] ESMO 2026. No head-to-head studies have been conducted; given different designs and methods, cross-trial comparisons cannot be made. Safety and efficacy of investigational agents have not been established. [10]Among patients who received at least one treatment

PERSPECTIVE® THERAPEUTICS

U.S. Second-Line GEP-NET Use Trending towards PRRT and Targeted Therapy

Treatment class	Therapies in class[1]	2021 share	2025 share
PRRT	Lutetium Lu-177 (LUTATHERA®)	**28%**	**35%**
Targeted therapy	Everolimus, cabozantinib, sunitinib	**17%**	**21%**
Unapproved / other[2]	Cytotoxic and other / combination regimens	55%	45%

Shift towards PRRT and targeted therapy

- PRRT share rose from 28% in 2021 to 35% in 2025.
- Targeted therapy share fell from 17% in 2021 to 13% in 2024, then rebounded to 21% in 2025, coinciding with cabozantinib's FDA approval for NETs.
- Chemotherapy (CAPTEM) is not FDA-approved for NETs but is included in clinical practice guidelines and is commonly used off-label, particularly in pancreatic NETs.

2025 observed 2L treatment mix


35%
21%
45%
PRRT
Targeted
Unapproved / other

PRRT and targeted therapy together accounted for 55% of observed 2L starts in 2025.[1]

[1] Source: Citeline / Norstella, Perspective, Claims based Line of Therapy Analysis, U.S. cohort: 16,077 patients (2018–Aug 2026). Shares may not total 100% due to rounding.
2L = second line. PRRT = peptide receptor radionuclide therapy. SSA = somatostatin analog. CAPTEM = Capecitabine plus Temozolomide combination therapy. Third and later lines and standalone SSA excluded. Class changes define new lines. Descriptive observational data, subject to coding, coverage and selection limitations. May not represent all U.S. patients or trial-eligible patients. No comparative efficacy or safety inference. Not a forecast of market share, revenue, clinical outcomes or control-arm allocation.

PERSPECTIVE® THERAPEUTICS

Abbreviations

AE: adverse event
BICR: blinded independent central review
BOIN12: Bayesian optimal interval Phase I/II
CAPTEM: capecitabine + temozolomide
CHMP: Committee for Medicinal Products for Human Use
CI: confidence interval
CKD-EPI: Chronic Kidney Disease Epidemiology Collaboration
CR: complete response
DCO: data cut-off
DCR: disease control rate
DLT: dose-limiting toxicity
DOR: duration of response
ECOG: Eastern Cooperative Oncology Group
eGFR: estimated glomerular filtration rate
EMA: European Medicines Agency
EOP2: End-of-Phase 2
ESMO: European Society for Medical Oncology
FDA: U.S. Food and Drug Administration
GEP-NET: gastroenteropancreatic neuroendocrine tumor
HR: hazard ratio
IND: investigational new drug application
mCi: millicurie
NE: not estimable
NR: not reached
ORR: objective response rate
OS: overall survival
PD: progressive disease
PET: positron emission tomography
PFS: progression-free survival
PR: partial response
PRO: patient-reported outcome
PRRT: peptide receptor radionuclide therapy
RBE: relative biological effectiveness
RECIST: Response Evaluation Criteria in Solid Tumors
RLT: radioligand therapy
SAE: serious adverse event
SD: stable disease
SSA: somatostatin analogue
SSTR2: somatostatin receptor type 2
TEAE: treatment-emergent adverse event
Thor: Thorvardur Ragnar Halfdanarson
TKI: tyrosine kinase inhibitor
TPC: treating physician's choice

ESMO 2026

MADRID 2026 ESMO congress

Cohort-level safety and efficacy results for [^{212}Pb]VMT-α-NET in advanced somatostatin receptor subtype 2 (SSTR2+)-expressing neuroendocrine tumors (NETs): Cohorts 1–3

Thorvardur Halfdanarson[1], Vikas Prasad[2], Vineeth Sukrithan[3], Brandon Mancini[4], Seyed Mosallaie[5], Savitha Balaraman[6], Gregory Sibley[7], Jason Starr[8], Lowell Anthony[9], Chih-Yi Liao[10], Samuel Mehr[11], Jared Weiss[12], Robert Ramirez[13], Amir Iravani[14], Lucia Baratto[15], Shilpen Patel[15], Markus Puhlmann[15], Richard Wahl[2]

[1] Mayo Clinic Rochester, Rochester, MN; [2] Washington University School of Medicine, St. Louis, MO; [3] Ohio State University, Columbus, OH; [4] Bold Advanced Medical Future (BAMF) Health, Grand Rapids, MI; [5] Johns Hopkins, Baltimore, MD; [6] MHP Radiation Oncology Institute, Troy, MI; [7] Virginia Cancer Specialists, Fairfax, VA; [8] Mayo Clinic, Jacksonville, FL; [9] University of Kentucky, Lexington, KY; [10] University of Chicago, Chicago, IL; [11] Nebraska Cancer Specialists, Omaha, NE; [12] University of North Carolina, Chapel Hill, NC; [13] Vanderbilt University Medical Center, Nashville, TN; [14] University of Washington Radiology, Seattle, WA; [15] Perspective Therapeutics, Inc., Seattle, WA

Study VMT-α-NET-T101 | NCT05636618 | Data cut: 02 Sep 2026

PERSPECTIVE THERAPEUTICS

ESMO

Declaration of Interests

Research support to institution: Thermo Fisher Scientific, Advanced Accelerator Applications (a Novartis company), Camurus, Crinetics, ITM Isotope Technologies Munich, RayzeBio (a Bristol Myers Squibb company), Perspective Therapeutics, Rezolute, Exelixis

Consulting/Advisory Board: Exelixis*, Curium*, Boehringer Ingelheim*, Biomea Fusion*, Sanofi*, Novartis, ITM Isotope Technologies Munich, Crinetics, Perspective Therapeutics, Camurus, Abdera Therapeutics

*personal compensation

Study Design and Baseline Characteristics

Design: Phase 1/2a dose escalation and exploration in PRRT-naïve, SSTR2-positive NETs

Doses: Cohort 1, 2.5 mCi; Cohort 2, 5.0 mCi; Cohort 3,* 6.0 mCi (× 4 doses every 8 weeks)
Primary endpoints: Safety, DLTs, and ORR. Secondary endpoints: PFS (Investigator-assessed RECIST v1.1)

Characteristic	Cohort 1 (N=2)	Cohort 2 (N=46)	Cohort 3* (N=20)	Total (N=68)
Age, median, years	65.5	61.5	62.5	62.5
Primary Cancer Diagnosis				
GI-NET, n (%)	2 ***(100)***	23 ***(50.0)***	9 ***(45.0)***	34 ***(50.0)***
P-NET, n (%)	0	20 ***(43.5)***	11 ***(55.0)***	31 ***(45.6)***
GEP-NET $_{\text{SSTR2-positive in all target lesions}}$[1], n (%)	2 ***(100)***	38 ***(82.6)***	17 ***(85.0)***	57 ***(83.8)***
Other NETs[2], n (%)	0	3 ***(6.5)***	0	3 ***(4.4)***
NET Grade				
Grade 1, n (%)	1 ***(50.0)***	8 ***(17.4)***	6 ***(30.0)***	15 ***(22.1)***
Grade 2, n (%)	1 ***(50.0)***	32 ***(69.6)***	11 ***(55.0)***	44 ***(64.7)***
Grade 3, n (%)	0	6 ***(13.0)***	3 ***(15.0)***	9 ***(13.2)***
Prior Systemic Therapy				
Prior therapies, median (range)	1 (1–1)	1 (0–2)	1 (0–1)	1 (0–2)
Prior SSA, n (%)	2 ***(100)***	41 ***(89.1)***	16 ***(80.0)***	59 ***(86.8)***

[1] Retrospective sub-group analysis based on NETTER-1 SSTR2 selection criteria
[2] Other = bronchial + pheo/para.
** Patients <60 kg received 3.7 MBq/kg. Dose, cohort size, and follow-up differ.*
DLT, dose-limiting toxicity; GEP-NET, gastroenteropancreatic neuroendocrine tumor; GI-NET, gastrointestinal neuroendocrine tumor; MBq, megabecquerel; NET, neuroendocrine tumor; ORR, objective response rate; PFS, progression-free survival; pheo/para, pheochromocytoma/paraganglioma; P-NET, pancreatic neuroendocrine tumor; PRRT, peptide receptor radionuclide therapy; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SSA, somatostatin analog; SSTR2, somatostatin receptor subtype 2.

Safety: Overall Profile TEAE

Safety Analysis Set	Cohort 1 N=2 (%)	Cohort 2 N=46 (%)	Cohort 3 N=20 (%)	Total N=68 (%)
Subjects with ≥1 TEAE	2 ***(100)***	45 ***(97.8)***	20 ***(100)***	67 ***(98.5)***
Alopecia	2 ***(100)***	32 ***(69.6)***	12 ***(60.0)***	46 ***(67.6)***
Fatigue	2 ***(100)***	30 ***(65.2)***	12 ***(60.0)***	44 ***(64.7)***
Nausea	1 ***(50.0)***	26 ***(56.5)***	18 ***(90.0)***	45 ***(66.2)***
Diarrhoea	2 ***(100)***	20 ***(43.5)***	7 ***(35.0)***	29 ***(42.6)***
Abdominal pain	1 ***(50.0)***	11 ***(23.9)***	4 ***(20.0)***	16 ***(23.5)***
Lymphocyte count decreased	2 ***(100)***	11 ***(23.9)***	2 ***(10.0)***	15 ***(22.1)***
Hypertension	0	10 ***(21.7)***	3 ***(15.0)***	13 ***(19.1)***
Headache	1 ***(50.0)***	8 ***(17.4)***	1 ***(5.0)***	10 ***(14.7)***
Dizziness	0	8 ***(17.4)***	2 ***(10.0)***	10 ***(14.7)***
Anemia	2 ***(100)***	8 ***(17.4)***	1 ***(5.0)***	11 ***(16.2)***
Back pain	0	8 ***(17.4)***	3 ***(15.0)***	11 ***(16.2)***
Constipation	0	7 ***(15.2)***	4 ***(20.0)***	11 ***(16.2)***
TEAE Grade 3	1 ***(50.0)****	14 ***(30.4)****	5 ***(25.0)****	20 ***(29.4)***
TEAE Grade 4 or 5	0	0	0	0
Dysphagia	0	0	0	0

Several subjects with >1 event: **Cohort 1: Amylase increased; **Cohort 2:** Lymphocyte count decreased (N=4), HTN (N=3), Diarrhoea (N=3), Abdominal pain (N=1), Syncope (N=2), Asthenia (N=1), Cardiac failure (N=1), Fatigue (N=1), Hypokalaemia (N=1), Pancreatitis (N=1), Presyncope (N=1), Vomiting (N=1); **Cohort 3:** Lymphocyte count decreased (N=1), HTN (N=1), ALT increased (N=1), GGT increased (N=1), Influenza like illness (N=1), Nausea (N=1), Upper GI haemorrhage (N=1).*

Differences across interim safety summaries reflect routine database cleaning and investigator adjudication of laboratory abnormalities reported as adverse events.

Renal Safety Profile

Cohorts 1–3 (N=68)	n (%)
Grade 3	2 ***(2.9)***



Creatinine (mg/dL)
0
1
2
3
-10
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
Study Week

TEAE window: first $[^{212}Pb]$VMT-α-NET dose through 56 days after last dose, or until subsequent anti-cancer therapy, whichever is earlier.
AE, adverse event; ALT, alanine aminotransferase; GGT, gamma-glutamyl transferase; GI, gastrointestinal; HTN, hypertension; TEAE, treatment-emergent adverse event.

Efficacy

Objective Responses in Cohort 2 (33%) and Cohort 3 (40%*), with disease control in ≥89% of patients in each cohort

Best overall response by cohort

	Cohort 1 N=2 (%)	Cohort 2 N=46 (%)	Cohort 3 N=20 (%)
Disease control	**2** *(100)*	**41** *(89.1)*	**19** *(95.0)*
ORR	0	**15** *(32.6)*	**8** *(40.0)*
Confirmed PR	0	14 *(30.4)*	5 *(25.0)*
Unconfirmed PR	0	1 *(2.2)*	3 *(15.0)**
Stable disease	2 *(100)*	26 *(56.5)*	11 *(55.0)*
Progressive disease	0	5 *(10.9)*	1 *(5.0)*
ORR GEP-NET SSTR2+	0/2 *(0.0)*	14/38 *(36.8)*	6/17 *(35.3)*

Disease control = CR/PR/SD.

Two **additional uPRs reported as of 10 Sep 2026, for a total of 5 uPRs and an ORR of 50% (25% confirmed) for Cohort 3*



Additional unconfirmed PR as of 10 Sep 2026
Percent Change from Baseline
50
25
0
-25
-50
-75
Dose Level
Cohort 1
Cohort 2
Cohort 3

All treated patients; Investigator-assessed RECIST v1.1; ORR = confirmed or unconfirmed CR/PR.
Waterfall: 67 patients with a post-baseline measurement.

CR, complete response; DCO, data cutoff; GEP-NET, gastroenteropancreatic neuroendocrine tumor; ORR, objective response rate; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease; SSTR2+, somatostatin receptor subtype 2–positive; uPR, unconfirmed partial response for Cohort 3.

PFS

Across ITT population, 72% of patients remained progression-free at 18 months

Kaplan-Meier estimate of PFS



1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Survival Probability
Cohort 1 (N=2)
Cohort 2 (N=46)
Cohort 3 (N=20)
2 2 2 2 2
46 40 33 23 6
20 16 7 0
At Risk
0 5 10 15 20
Time from Treatment Start (Months)

Curves are truncated at 20 months, where few patients remain at risk (Cohort 1, n=2; Cohort 2, n=6). One Cohort 2 PFS event occurred after 20 months.

Landmark PFS rate, % (95% CI)

	Cohort 1 (N=2)	Cohort 2 (N=46)	Cohort 3 (N=20)	Cohorts 1–3 (N=68)
6 months	100	82.6 *(68.2–90.9)*	89.1 *(62.7–97.2)*	**85.7 *(74.9–92.0)***
12 months	100	71.2 *(55.7–82.2)*	76.3 *(38.2–92.7)‡*	**74.2 *(61.1–83.5)***
18 months	100	68.9 *(53.1–80.3)*	NE	**71.9 *(58.3–81.8)***
At risk, 6 / 12 / 18 mo	2 / 2 / 2	38 / 30 / 13	12 / 1 / 0	52 / 33 / 15
PFS events, n (%)	0	15 *(32.6)*	3 *(15.0)*	18 *(26.5)*

‡1 patient at risk at 12 months. NE, not estimable (no patient at risk).

Investigator-assessed RECIST v1.1; Kaplan-Meier estimates with log-log 95% CI. Cohort 3 is preliminary dose-exploration data and is shown separately in the landmark table.
CI, confidence interval; ITT, intention-to-treat; mo, months; NE, not estimable; PFS, progression-free survival; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1.

Durability

Durable disease control was observed across all cohorts

Time on study and response



Patients (N=68)
0
20
40
60
80
100
Study Week
Dose Level
Cohort 1
Cohort 2
Cohort 3
PR
SD
PD
Death
Ongoing

Cohort 3: Percent change from baseline in target lesions over time



50
25
0
−25
−50
−75
Percent Change from Baseline (%)
Additional unconfirmed PR as of 10 Sep 2026
0
20
40
60
80
100
Study Week
Dose Level
Cohort 3

Investigator-assessed RECIST v1.1. Time on study and response are shown descriptively.

PD, progressive disease; PR, partial response; RECIST v1.1, Response Evaluation Criteria in Solid Tumors version 1.1; SD, stable disease.

MADRID 2026 ESMO congress

Conclusions and Next Steps

- This ongoing Phase 1/2a dose-exploration study showed durable disease control and encouraging responses
- Within the defined TEAE window, no Grade 4 or 5 TEAEs, treatment-related SAEs, or AE-related treatment discontinuations were reported
- Renal function is being characterized over longer follow-up
- Response and PFS results continue to mature across all cohorts

SAFETY

- No Dysphagia
- No DLTs
- No Myelodysplastic Syndrome
- Long-term safety follow-up is ongoing

EFFICACY

Cohort 2:
- DCR 89%
- ORR 33%
- PFS at 18 months 69%

Cohort 3:
- DCR 95%
- ORR 40% *(50% as of 10 Sep 2026)*
- PFS at 12 months 76%

Thank you to all participants in the VMT-α-NET-T101 trial and to all clinical trial investigators